                                                                  EXECUTION COPY

                               JOINDER AGREEMENT

          THIS JOINDER AGREEMENT (this "Agreement") dated as of May 19, 2005, is executed by the undersigned for the benefit of General Electric Capital
Corporation, as administrative agent (the "Agent") in connection with (i) that certain Amended and Restated Guaranty dated as of January 22, 2003 by and among the Guarantors party thereto and the Agent (as amended, supplemented or modified from time to time, the "Guaranty"), (ii) that certain Amended and Restated
Security Agreement dated as of January 22, 2003 among the Grantors party thereto and the Agent (as amended, supplemented or modified from time to time, the
"Security Agreement") and (iii) that certain Amended and Restated Pledge
Agreement dated as of January 22, 2003 among the Pledgors party thereto and the
Agent (as amended, supplemented or modified from time to time, the "Pledge
Agreement"). Capitalized terms not otherwise defined herein are used herein as defined in the Guaranty, the Security Agreement or the Pledge Agreement as the
case may be.

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each signatory hereby agrees as follows:

          SECTION 1. Accession of Guarantor. The undersigned hereby agrees to:
(a) become, with immediate effect, a party to the Guaranty as a Guarantor, (b)
be bound by all of the terms, covenants, agreements and other provisions of the
Guaranty binding upon a Guarantor party thereto to the same extent and in the same manner as if it had originally been a party thereto, and (c) perform all obligations required of it pursuant to any Loan Document.

          SECTION 2. Grant of Security. The undersigned hereby pledges to the
Agent, for the benefit of itself and the Lenders, and hereby grants to the
Agent, for the benefit of itself and the Lenders, a security interest in, all of its right, title and interest in and to all of the Collateral of the undersigned, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including, without limitation, the property and assets of the undersigned set forth on the attached supplemental schedules to the Schedules to the Security Agreement.

          SECTION 3. Security for Obligations. The pledge and grant of a security interest in the Collateral by the undersigned under this Agreement and the Security Agreement secures the payment of all Obligations now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnities, contract causes of action, costs, expenses or otherwise.

          SECTION 4. Supplements to Security Agreement Schedules. The
undersigned has attached hereto supplemental Schedules I, II, III, IV, V and VI to the Security Agreement, and the undersigned hereby certifies, as of the date first above written, that each such supplemental schedule has been prepared by the undersigned in

substantially the form of the equivalent Schedule to the Security Agreement and is complete and correct in all respects.

          SECTION 5. Grant of Pledge. The undersigned hereby pledges to the
Agent, for the benefit of itself and the Lenders, and hereby grants to the
Agent, for the benefit of itself and the Lenders, a security interest in, all of its right, title and interest in and to all of the Pledged Collateral of the undersigned, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including, without limitation, the property and assets of the undersigned set forth on the attached supplemental schedules to the Schedules to the Pledge Agreement.

          SECTION 6. Security for Obligations. The pledge and grant of a security interest in the Pledged Collateral by the undersigned under this
Agreement and the Pledge Agreement secures the payment of all Obligations now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnities, contract causes of action, costs, expenses or otherwise.

          SECTION 7. Supplements to Pledge Agreement Schedules. The undersigned has attached hereto supplemental Schedule I to the Pledge Agreement, and the undersigned hereby certifies, as of the date first above written, that such supplemental schedule has been prepared by the undersigned in substantially the form of the equivalent Schedules to the Pledge Agreement and is complete and correct in all respects.

          SECTION 8. Representations and Warranties. The undersigned hereby makes each representation and warranty set forth in Section 4 of the Guaranty to the same extent as each other Guarantor. The undersigned hereby makes each representation and warranty set forth in Section 4 of the Security Agreement (as supplemented by the attached supplemental schedules) to the same extent as each other Grantor. The undersigned hereby makes each representation and warranty set forth in Section 5 of the Pledge Agreement (as supplemented by the attached supplemental schedule) to the same extent as each other Pledgor.

          SECTION 9. Obligations Under Guaranty, Security Agreement and Pledge
Agreement. The undersigned hereby agrees, as of the date first above written, to be bound (i) as a Guarantor by all of the terms and provisions of the Guaranty to the same extent as each of the other Guarantors, (ii) as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors and (iii) as a Pledgor by all of the terms and provisions of the Pledge Agreement to the same extent as each of the other Pledgors. The undersigned further agrees, as of the date first above written, that each reference in the Guaranty to a "Guarantor" shall also mean and be a reference to the undersigned, that each reference in the Security Agreement to a "Grantor"
shall also mean and be a reference to the undersigned and that each reference in the Pledge Agreement to a "Pledgor" shall also mean and be a reference to the undersigned.

                                        2

          SECTION 10. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK

                                       3

          IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first set forth above.

                                        CARLYLE & CO. JEWELERS

                                        By: /s/ Bruce Zurlnick
                                            ------------------------------------
                                        Name: Bruce E. Zurlnick
                                        Title: SVP, Treasurer & CFO

                                        CARLYLE & CO. OF MONTGOMERY

                                        By: /s/ Bruce Zurlnick
                                            ------------------------------------
                                        Name: Bruce E. Zurlnick
                                        Title: SVP, Treasurer & CFO

                                        PARK PROMENADE, INC.

                                        By: /s/ Bruce Zurlnick
                                            ------------------------------------
                                        Name: Bruce E. Zurlnick
                                        Title: SVP, Treasurer & CFO

                                        J.E. CALDWELL CO.

                                        By: /s/ Bruce Zurlnick
                                            ------------------------------------
                                        Name: Bruce E. Zurlnick
                                        Title: SVP, Treasurer & CFO

Acknowledged:

GENERAL ELECTRIC CAPITAL CORPORATION,
as Agent

By: /s/ Charles Chiodo
    ---------------------------------
Name: Charles Chiodo
Title: Duly Authorized Signatory

                       Signature Page to Joinder Agreement

Pursuant to Item 601(b)(2) of Regulation S-K, the following is a list of omitted schedules to the Joinder Agreement. Finlay agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

Amended and Restated Security Agreement:

         Schedule I         Filing Jurisdictions
         Schedule II        Instruments Chattel Paper and Letter of Creditor
                            Rights
         Schedule IIIA      Offices, Locations of Collateral and Records
                            Concerning Park Promenade, Inc.'s Collateral
         Schedule IIIB      Offices, Locations of Collateral and Records
                            Concerning Carlyle & Co. of Montgomery's Collateral
         Schedule IIIC      Offices, Locations of Collateral and Records
                            Concerning J.E. Caldwell Co.'s Collateral
         Schedule IIID      Offices, Locations of Collateral and Records
                            Concerning Carlyle & Co. Jewelers' Collateral
         Schedule IV        Patents, Trademarks and Copyrights
         Schedule V         Commercial Tort Claims
         Schedule VI        Motor Vehicle List

Amended and Restated Pledge Agreement:

         Schedule I         Pledged Shares